John Hancock
U.S. Global Leaders Growth Fund
Quarterly portfolio holdings 7/31/2020

Fund’s investments
As of 7-31-20 (unaudited)
	Shares	Value
Common stocks 96.5%		$1,900,383,614
(Cost $1,138,054,940)
Communication services 11.0%		216,501,752
Interactive media and services 11.0%
Alphabet, Inc., Class C (A)	56,470	83,742,751
Facebook, Inc., Class A (A)	372,989	94,616,118
Match Group, Inc. (A)	371,401	38,142,883
Consumer discretionary 11.8%		233,422,721
Hotels, restaurants and leisure 3.5%
Yum! Brands, Inc.	764,347	69,593,794
Internet and direct marketing retail 4.6%
Amazon.com, Inc. (A)	28,439	90,000,335
Textiles, apparel and luxury goods 3.7%
NIKE, Inc., Class B	756,363	73,828,592
Health care 21.5%		422,521,376
Biotechnology 1.9%
Regeneron Pharmaceuticals, Inc. (A)	60,696	38,364,121
Health care equipment and supplies 13.8%
Abbott Laboratories	811,859	81,705,490
Becton, Dickinson and Company	234,580	65,996,737
Danaher Corp.	313,249	63,840,146
Intuitive Surgical, Inc. (A)	86,359	59,193,913
Health care providers and services 3.9%
UnitedHealth Group, Inc.	251,590	76,176,420
Life sciences tools and services 1.9%
Illumina, Inc. (A)	97,458	37,244,549
Industrials 6.5%		127,243,848
Professional services 3.5%
IHS Markit, Ltd.	860,086	69,434,743
Road and rail 3.0%
Union Pacific Corp.	333,482	57,809,105
Information technology 33.8%		665,573,178
IT services 12.4%
FleetCor Technologies, Inc. (A)	301,950	78,075,212
PayPal Holdings, Inc. (A)	369,040	72,357,673
Visa, Inc., Class A	491,455	93,573,032
Semiconductors and semiconductor equipment 3.1%
Xilinx, Inc.	573,291	61,542,789
Software 18.3%
Adobe, Inc. (A)	82,669	36,731,490
Autodesk, Inc. (A)	225,177	53,238,598
Intuit, Inc.	120,042	36,777,268
Microsoft Corp.	459,761	94,255,603
salesforce.com, Inc. (A)	393,469	76,667,435
Workday, Inc., Class A (A)	344,650	62,354,078
Materials 8.7%		171,531,420
Chemicals 5.8%
Ecolab, Inc.	277,116	51,842,861
2	JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND | QUARTERLY REPORT	SEE NOTES TO FUND'S INVESTMENTS

	Shares	Value
Materials (continued)
Chemicals (continued)
Linde PLC	256,491	$62,868,509
Containers and packaging 2.9%
Ball Corp.	771,697	56,820,050
Real estate 3.2%		63,589,319
Equity real estate investment trusts 3.2%
Equinix, Inc.	80,956	63,589,319

	Yield (%)	Shares	Value
Short-term investments 3.0%			$58,379,659
(Cost $58,379,659)
Short-term funds 3.0%			58,379,659
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.0970(B)	58,379,659	58,379,659

Total investments (Cost $1,196,434,599) 99.5%	$1,958,763,273
Other assets and liabilities, net 0.5%	9,468,472
Total net assets 100.0%	$1,968,231,745

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 7-31-20.
SEE NOTES TO FUND'S INVESTMENTS	QUARTERLY REPORT | JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND	3

Notes to Fund's investments (unaudited)
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
As of July 31, 2020, all investments are categorized as Level 1 under the hierarchy described above.
Investment in affiliated underlying funds. The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund's fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust	—	—	$178,367,962	$(178,405,451)	$37,489	—	$1,219,024	—	—
For additional information on the fund's significant accounting policies and risks, please refer to the fund's most recent semiannual or annual shareholder report and prospectus.
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